SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Ambassador Eyewear Group, Inc.
             (Exact name of Registrant as specified in its Charter)

                Delaware                                    23-2807063
(State of Incorporation or Organization)               (I.R.S. Employer No.)


         3600 Marshall Lane
       Bensalem, Pennsylvania                                19020
(Address of Principal Executive Office)                    (Zip Code)

If this Form relates to the              If this form relates to the
registration of a class of securities    registration of a class of securities
pursuant to Section 12(b) of the         pursuant to Section 12(g) of the
Exchange Act and is effective pursuant   Exchange Act and is effective pursuant
to General Instruction A.(c), please     to General Instruction A.(d), please
check the following box. |X|             check the following box. |_|

 Securities Act Registration Statement file number to which this Form relates:
                                   333-31343

        Securities to be registered pursuant to Section 12(b) of the Act:

              Title of Each Class          Name of Each Exchange on Which
              to be so Registered          Each Class is to be Registered
              -------------------          ------------------------------

              Common Stock, par value      Chicago Stock Exchange
              $.01 per share


        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None.
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered.

      The securities to be registered hereunder are common stock, par value $0.01 per share (the "Common Stock") of Ambassador Eyewear Group, Inc. (the "Registrant"). A description of the Common Stock is set forth under the caption "Description of Capital Stock," contained in the prospectus forming a part of the Registrant's Registration Statement on Form SB-2, as amended (the "Registration Statement")(File No. 333-31343) initially filed with the Securities and Exchange Commission on July 15, 1997 under the Securities Act of 1933, as amended. Such description, and as it may be subsequently amended, is incorporated herein by reference pursuant to Rule 12(b)-23 of the Securities Exchange Act of 1934, as amended (the "Act").

Item 2. Exhibits.

      The following exhibits are filed as a part of the Registration Statement:

     Exhibit No.    Description
     -----------    -----------

          1. Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

          2. Amendment to Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1a to the Registration Statement.

          3. Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

          4. Form of Specimen Stock Certificate, incorporated herein by reference to Exhibit 4.3 to the Registration Statement.

          5. First Amendment to Loan Agreement dated February 25, 1997, incorporated herein by reference to Exhibit 10.15 to the Registration Statement.

          6. Form of Underwriter's Warrant to purchase Common Stock of the Company, incorporated herein by reference to Exhibit
                    10.4 to the Registration Statement.

          7. Form of Lock-up Agreement, incorporated herein by reference to Exhibit 10.33 to the Registration Statement.

          8. Form of Stock Option Agreement between the Company and Barry Budilov, incorporated herein by reference to Exhibit 10.37 to the Registration Statement.

          9. Form of Stock Option Agreement between the Company and Rudy Slucker, incorporated herein by reference to Exhibit 10.38 to the Registration Statement.

         10. Form of Stock Option Agreement between the Company and Kenneth Butchin, incorporated herein by reference to Exhibit
                    10.39 to the Registration Statement.

         11. Form of Stock Option Agreement between the Company and Edward Kauz, incorporated herein by reference to Exhibit
                    10.40 to the Registration Statement.

         12. Form of Stock Option Agreement between the Company and Kenneth Kitnick, incorporated by herein reference to Exhibit
                    10.41 to the Registration Statement.

         13. Form of Amended and Restated Convertible Demand Note between the Company and Rudy A. Slucker, incorporated herein by reference to Exhibit 10.44 to the Registration Statement.

         14. Form of Amended and Restated Demand Note between the Company and Barry Budilov, incorporated herein by reference to
                    Exhibit 10.45 to the Registration Statement.

         15. Employee Stock Option Plan, incorporated herein by reference to Exhibit 10.46 to the Registration Statement.

                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            AMBASSADOR EYEWEAR GROUP, INC.



                                            By: /s/ Barry Budilov
                                                -----------------------------
                                                Barry Budilov
                                                President and
                                                Chief Executive Officer

Date: March 16, 1998

                                INDEX TO EXHIBITS

     Exhibit No.    Description
     -----------    -----------

          1. Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

          2. Amendment to Amended Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to
                    Exhibit 3.1a to the Registration Statement.

          3. Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

          4. Form of Specimen Stock Certificate, incorporated herein by reference to Exhibit 4.3 to the Registration Statement.

          5. First Amendment to Loan Agreement dated February 25, 1997, incorporated herein by reference to Exhibit 10.15 to the Registration Statement.

          6. Form of Underwriter's Warrant to purchase Common Stock of the Company, incorporated herein by reference to Exhibit
                    10.4 to the Registration Statement.

          7. Form of Lock-up Agreement, incorporated herein by reference to Exhibit 10.33 to the Registration Statement.

          8. Form of Stock Option Agreement between the Company and Barry Budilov, incorporated herein by reference to Exhibit 10.37 to the Registration Statement.

          9. Form of Stock Option Agreement between the Company and Rudy Slucker, incorporated herein by reference to Exhibit 10.38 to the Registration Statement.

         10. Form of Stock Option Agreement between the Company and Kenneth Butchin, incorporated herein by reference to Exhibit
                    10.39 to the Registration Statement.

         11. Form of Stock Option Agreement between the Company and Edward Kauz, incorporated herein by reference to Exhibit
                    10.40 to the Registration Statement.

         12. Form of Stock Option Agreement between the Company and Kenneth Kitnick, incorporated by herein reference to Exhibit
                    10.41 to the Registration Statement.

         13. Form of Amended and Restated Convertible Demand Note between the Company and Rudy A. Slucker, incorporated herein by reference to Exhibit 10.44 to the Registration Statement.

         14. Form of Amended and Restated Demand Note between the Company and Barry Budilov, incorporated herein by reference to
                    Exhibit 10.45 to the Registration Statement.

         15. Employee Stock Option Plan, incorporated herein by reference to Exhibit 10.46 to the Registration Statement.


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